UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2006

                        VITESSE SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                     1-31614                             77-0138960
            (Commission File Number)         (IRS Employer Identification No.)

        741 Calle Plano, Camarillo, California        93012
       (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (805) 388-3700

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

               The Board of Directors (the "Board") of Vitesse Semiconductor Corporation (the "Company") determined on April 26, 2006 that the Company's previously reported financial statements for the three months ended December 31, 2005 and the three years ended September 30, 2005 and possibly earlier periods should not be relied upon. The Board of Directors also determined that the Management Report on Internal Control over Financial Reporting as of September 30, 2005 and the Report of KPMG, LLP, the Company's independent registered public accounting firm, relating to the effectiveness of the Company's internal controls over financial reporting and management's assessment thereof as of September 30, 2005, both of which reports are included in the Company's Annual Report on Form 10-K for the year ended September 30, 2005, should not be relied upon.

               The Board has appointed a Special Committee of independent directors to conduct an internal investigation relating to past stock option grants, the timing of such grants and other related accounting and documentation issues. In the course of its investigation, issues have arisen relating to the integrity of documents concerning the Company's stock option grants. Also during the internal investigation, issues have arisen concerning the Company's practices in connection with credits issued to or requested by customers (for returned products or otherwise) and the related accounting treatment, as well as the application of payments received to the proper accounts receivable. The Special Committee is reviewing these issues and, pending further investigation, believes that the Company's accounts receivable and revenues may have been misstated during certain periods. Whether the Company's accounts receivable and revenues were misstated and, if so, the extent of such misstatements are still under investigation.

               The Company's Audit Committee has discussed the matters disclosed in this filing with the Company's independent registered public accounting firm.


Item 9.01      Financial Statements and Exhibits

The following exhibit is furnished herewith:

99.1   Press Release of Vitesse Semiconductor Corporation dated April 26, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Camarillo, State of California, on April 26, 2006.

                              VITESSE SEMICONDUCTOR CORPORATION


                              By:   /s/ Christopher Gardner
                                    -------------------------------------
                                    Christopher Gardner
                                    Acting President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

99.1                 Press Release of Vitesse Semiconductor Corporation dated
                     April 26, 2006